Bank Loan - current portion	12 Months Ended
Dec. 31, 2014
Debt Disclosure [Abstract]
Bank Loans - current portion
11.	Bank Loan – current portion

	December 31, 2013
Lender	Current Portion	Long- term portion	Total
Credit Suisse	$36,450	$-	$36,450
NBG	$23,237	$-	$23,237
Total	$59,687	$-	$59,687

As of December 31, 2014, the Company’s bank debt is as follows:

	NBG	Credit Suisse
December 31, 2013	$23,237	$36,450
Additions	$-	$-
Payments	$(5,639)	$(21,450)
Debt forgiveness	$-	$(15,000)
December 31, 2014	$17,598	$-

The remaining repayment terms of the loan outstanding as of December 31, 2014 is as follows:

Lender	Vessel	Remaining Repayment Terms

National Bank of Greece	M/V Free Neptune	Seven quarterly installments of $837.5 and a balloon payment of $11,735.5, payable together with the last installment due on December 16, 2016.

The vessel indicated in the above table is pledged as collateral for the respective loan.

The Company’s credit facility with NBG bears interest at LIBOR plus a margin of 4%, and is secured by mortgage on the financed vessel (M/V Free Neptune) and assignments of vessel’s earnings and insurance coverage proceeds. It also includes affirmative and negative financial covenants of the borrower, including maintenance of operating accounts, average cash balances to be maintained with the lending bank and minimum ratios for the fair value of the collateral vessel compared to the outstanding loan balance. The borrower is restricted under its respective loan agreement from incurring additional indebtedness, changing the vessel’s flag without the lender’s consent or distributing earnings.

The weighted average interest rate for the year ended December 31, 2014 and 2013 was 3% and 2.3%, respectively. Interest expense incurred under the above loan agreements amounted to $1,655, $1,946 and $2,415 for the years ended December 31, 2014, 2013 and 2012, respectively, and is included in “Interest and Finance Costs” in the accompanying consolidated statements of operations.

Credit Suisse Facility

Following the term sheet on January 30, 2014, the Company and certain of its subsidiaries entered into an agreement with Credit Suisse, on May 28, 2014, whereby the Company agreed to pay to Credit Suisse approximately $22,636 from the offering proceeds (Note 16) to eliminate all of its debt obligations owed to Credit Suisse, amounting to $37,636 as of that date, and be discharged and released from any and all payment obligations (actual and contingent) owed and payable by the Company in respect of all amounts of principal, interest thereon, fees, costs and expenses under the credit Facility Agreement and Master Swap Agreement, both dated December 24, 2007 (as amended and/or supplemented and/or restated from time to time). Under the terms of this agreement Credit Suisse undertook, upon receipt of such payment, to cancel all the remaining debt of $15,000 owed by the Company and to release (i) any and all liens it has on the assets of the Company and (ii) all corporate guarantees received from the Company’s subsidiaries.

On May 30, 2014, the Company paid the amount of $22,636 to Credit Suisse, as per the agreement above and received the relative Waiver of Debt and Deed of Release and Reassignment, which included the release of all first preferred mortgages, general assignments of collateral and charter assignments (relating to its vessels M/V Free Jupiter, M/V Free Hero and M/V Free Goddess) together with each vessel’s release and reassignment of insurance, as well as the release of all first priority account pledges and guarantee agreements executed by its subsidiaries owning these vessels.

NBG Facility (fka FBB Facility)

In January and April 2013, the Company received notifications from FBB that the Company is in default under its loan agreements as a result of the breach of certain covenants and the failure to pay principal and interest due under the loan agreements. Effective May 13, 2013, the bank’s deposits and loans other than the loans in definite delay and the bank’s network of nineteen branches were transferred to the National Bank of Greece (“NBG”). The license of FBB was revoked and the bank was placed under special liquidation. The Company’s loan facility and deposits have been transferred to NBG. On February 22, 2014, the Company and certain of its subsidiaries entered into terms with NBG for settlement of its obligations arising from the loan agreement with NBG. Pursuant to the terms, NBG agreed to accept a cash payment of $22,000 no later than December 31, 2014, in full and final settlement of all of the Company’s obligations to NBG and NBG would forgive the remaining outstanding balance of approximately $4,700. On September 17, 2014, the Company made a payment of $2,700 to reduce outstanding indebtedness with NBG. On September 24, 2014, the Company sold the M/V Free Impala, a 1997-built, 24,111 dwt Handysize dry bulk carrier for a gross sale price of $3,600 and the vessel was delivered to her new owners. Subsequently, the amount of $3,300 has been used to reduce outstanding indebtedness with NBG, which had a mortgage on the vessel. In December 2014, the Company received notification from NBG that the Company has not paid the aggregate amount of $8,896 constituting repayment installments and accrued interest due on December 16, 2014. The agreed settlement of the Company’s obligations, arising from the loan agreement with NBG mentioned above, was not realized and on February 2, 2015, the Company received from NBG a new letter of default. The Company and NBG have entered into negotiations for a new settlement agreement, however no assurances can be made that an agreement can be reached on terms acceptable to the Company, if at all.

Loan Covenants

As of December 31, 2013 and December 31, 2014, the Company was in breach of certain of its financial covenants for its loan agreement with NBG, including the loan-to-value ratio, interest cover ratio, minimum liquidity requirements and leverage ratio. Thus, in accordance with guidance related to classification of obligations that are callable by the creditor, the Company has classified all of the related long-term debt amounting to $17,598 as current at December 31, 2014.

NBG (fka FBB) loan agreement:

•	Average corporate liquidity: the Company is required to maintain an average corporate liquidity of at least $3,000;

•	Leverage ratio: the corporate guarantor’s leverage ratio shall not at any time exceed 55%;
•	Ratio of EBITDA to net interest expense shall not be less than 3; and

•	Value to loan ratio: the fair market value of the financed vessels shall be at least (a) 115% for the period July 1, 2010 to June 30, 2011 and (b) 125% thereafter.

The covenants described above are tested annually on December 31st.